                               INTERSPEED, INC.


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE IN WRITING TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

                      UNIF GIFT MIN ACT       -- ..........Custodian.........
                                                  (Cust)             (Minor)
                                              under Uniform Gifts to Minors

                                              Act..........................
                                                        (State)

                  Additional abbreviations may also be used though not in the above list.


For value received, _________________________________hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE








________________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ___________________________________

                                                                   NOTICE:

____________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                    SIGNATURE(S) GUARANTEED:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ISPD
INTERSPEED, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 46070W 10 7
This Certifies that
is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF INTERSPEED, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.
This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.
     Dated:
CHIEF TECHNOLOGY OFFICER AND SECRETARY
PRESIDENT

COUNTERSIGNED AND REGISTERED:
STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT
  AND REGISTRAR
BY


AUTHORIZED SIGNATURE